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        AGREEMENT made as of June 6, 1996 by and among K. JAMES YAGER,  residing
at  6767  Woodcrest  Parkway,  Rockford,   Illinois  61109  ("Yager"),   BENEDEK
COMMUNICATIONS CORPORATION, a Delaware corporation having an office at 308 West State Street, Rockford, Illinois 61105 (the "Company") and A. RICHARD BENEDEK, residing at 985 Fifth Avenue, New York, New York ("Benedek").

                              W I T N E S S E T H:

        WHEREAS, the Company has authorized common stock consisting of 25,000,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Stock"), of which 10,000 shares are issued and outstanding as of the date hereof and owned by Benedek; and

        WHEREAS, the Company has authorized common stock consisting of 25,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"), of which no shares are issued and outstanding as of the date hereof; and

        WHEREAS, Benedek Broadcasting Corporation ("BBC"), Yager and Benedek are parties to two agreements pursuant to which BBC granted to Yager the option to acquire an aggregate of 7.78 shares of common stock of BBC (the "Existing Options"); and

        WHEREAS, Benedek owns all of the outstanding common Stock of BBC and Benedek intends, contemporaneously with the execution of this Agreement, to contribute all of such shares to the capital of the Company in exchange for the issuance to him of 3,060,000 shares of Class B Stock;

        WHEREAS, the Company desires to grant to Yager options to acquire 370,000 shares of Class B Stock and BBC, Yager and Benedek desire to terminate the Existing Options;

        WHEREAS, Benedek, Yager and the Company desire to set forth their understandings and agreements concerning the ownership of the Stock of the Company and their respective rights and obligations with respect thereto;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

               1. OPTION TO PURCHASE STOCK. Subject to the terms and conditions of this Agreement, the Company hereby grants to Yager, and Yager hereby accepts, non-transferable options (the "Options") to purchase 370,000 shares of Class B Stock (the "Option Stock"). The Options may be exercised immediately as to all of the shares covered thereby. The Options, to the extent unexercised, will expire on June 6, 2004 (the "Expiration Date") unless extended by the Company pursuant to

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Section 5 hereof.  The Existing Options are hereby terminated and shall be of no further force or effect.

               1.1. The purchase price per share (the "Purchase Price") for the acquisition by Yager of the Option Stock shall be the sum of $3.24324.

               1.2. The Options shall be nontransferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during Yager's lifetime solely by him. The Options may be exercised by Yager by written notice to the Company accompanied by a certified check in the amount of the Purchase Price multiplied by the number of shares of Option Stock that are the subject of the notice of exercise. Promptly after receipt of such notice and payment, the Company shall deliver to Yager certificates evidencing the appropriate number of shares of Option Stock.

               1.3. If Yager dies or is disabled while he is employed by the Company, the Options may, to the extent that Yager was entitled to exercise such Options on the date of his death or disability, be exercised within two years after his death or date of disability by his personal representative or representatives or by the person or persons to whom Yager's rights under the Options shall pass by will or by the applicable laws of descent and distribution or in the case of disability, by Yager; provided, however, that the Options may not be exercised to any extent by anyone after their expiration. To the extent Yager was not entitled to exercise the Options on the date of his death or disability, the Options shall automatically terminate on such date.

               1.4. In the event that, prior to the expiration of the five-year period commencing upon the date of this Agreement, Yager shall voluntarily retire or quit his employment by the Company without the written consent of the Company or if the Company shall terminate such employment for cause, the Options shall forthwith terminate. If Yager shall voluntarily retire or quit his employment by the Company in either case with the written consent of the Company or if such employment shall have been terminated by the Company for reasons other than cause, Yager may, to the extent of the number of shares of Option
Stock which were purchasable by him on the date of termination of his employment, exercise the Options at any time prior to the earlier of the Expiration Date or the expiration of the two-year period commencing upon the termination of his employment.

               1.5. New options rights may be substituted for the Options or the
Company's duties as to the Options may be assumed, by a corporation other than the Company, or by a parent or subsidiary of the Company or such corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Company is involved. Notwithstanding the foregoing or the provisions of Section 1.6 hereof, in the event such corporation, or parent or subsidiary of the Company or such corporation, does not substitute new option rights for, and substantially equivalent to, the Options or assume the Options, the Options shall terminate and thereupon become null and void (i) upon dissolution or liquidation of the Company, or similar occurrence, (ii) upon any merger, consolidation, acquisition, separation, reorganization, or similar occurrence where the Company will not be a surviving entity, or (iii) upon a transfer of substantially all of the assets of the Company or more than 80% of the outstanding stock; provided,


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however,  that Yager shall have the right  immediately  prior to or concurrently
with  such  dissolution,   liquidation,   merger,  consolidation,   acquisition,
separation, reorganization or similar occurrence, to exercise any unexpired Options granted hereunder whether or not then exercisable.

               1.6. The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares or recapitalization, the number and kind of shares subject to the Options and the Purchase Price, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares of Stock without changing the aggregate Purchase Price. Adjustments under this Section shall be made by the Board of Directors of the Company, whose determination as to what adjustment, if any, shall be made, and the extent thereof, shall be final.

               1.7. The Options shall be subject to the requirement that if at any time the Board of Directors shall in its discretion determine that the listing, registration or qualification of shares of Stock subject to such Options upon any securities exchange or under any Federal or state law, or the approval of consent of any governmental regulatory body, is necessary or desirable in connection with the issuance or purchase of shares of Stock thereunder, the Options may not be exercised in whole or in part unless such listing, registration, qualification, approval or consent shall have been effected or obtained free from any conditions not reasonably acceptable to the Board of Directors.

               1.8. Unless at the time of the exercise of the Options and the issuance of the shares of Stock thereby purchased there shall be in effect as to such shares of Stock a registration statement under the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Securities and Exchange Commission, Yager shall deliver to the Company at the time of exercise a certificate (i) acknowledging that the shares of Stock so acquired may be "restricted securities" within the meaning of Rule 144 promulgated under the Act, (ii) certifying that he is acquiring the shares of Stock issuable to him upon such exercise for the purpose of investment and not with a view to their sale or distribution; and (iii) containing his agreement that such shares of Stock may not be sold or otherwise disposed of except in accordance with applicable provisions of the Act. The Company shall not be required to issue or deliver certificate for shares of Stock until there shall have been compliance with all applicable laws, rules and regulations, including the rules and regulations of the Securities and Exchange Commission.

               1.9. Yager hereby acknowledges that, under existing law, unless at the time of the exercise of the Options a registration statement under the Act is in effect as to such shares: (i) any shares purchased by Yager upon exercise of the Options may be required to be held indefinitely unless

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such shares are subsequently  registered under the Act or an exemption from such registration is available; (ii) any sales of such shares made in reliance upon Rule 144 promulgated under the act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for shares to be issued to Yager hereunder shall bear a legend to the effect that the shares have not been registered under the Act and that the shares may not be sold or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an exemption from such registration; and (v) the Company will place an appropriate "stop transfer" order with its
transfer  agent  with  respect  to  such  shares.  In  addition,   Yager  hereby
acknowledges that the Company has no obligation to furnish information necessary to enable Yager to make sales under Rule 144.

               1.10. The Company may establish, from time to time, appropriate procedures to provide for payment or withholding of such income or other taxes as may be required by law to be paid or withheld in connection with the exercise of the Options. Yager shall pay the Company all such amounts requested by the Company to permit the Company to take any deduction available to it resulting from the exercise of an Option. The Company may also establish, from time to time, appropriate procedures to ensure that the Company receives prompt advice concerning the occurrence of any event which may create, or affect the timing or amount of, any obligation to pay or withhold any such taxes or which may make available to the Company any tax deduction resulting from the occurrence of such event, and Yager will comply with all such procedures so established.

               1.11. The Company and Benedek represent and warrant to Yager that
(i) Benedek owns 55 shares of Stock and (ii) there are no issued or outstanding shares of Stock other than the shares owned by Benedek nor are there any outstanding options, warrants, agreements, rights or commitments relating to authorized but unissued Stock other than warrants (the "Warrants") to purchase 45 shares of Stock issued to the purchasers of the Capital Notes, Series A of the Company, which Warrants were issued and sold pursuant to several Warrant Agreements dated as of December 18, 1986, as subsequently amended (the "Warrant Agreement") and which the Company intends to redeem in connection with the proposed underwritten public offering of debt.

               1.12. For purposes of this Agreement, Yager shall be deemed to have become disabled when by reason of physical or mental disability he shall have been unable to perform his duties hereunder for a period of 60 consecutive days or an aggregate of 90 days in any consecutive 12-month period. Any disagreement concerning the existence of disability shall be resolved by two physicians, one appointed by Yager and the other by the Company. The appointment of the Company's physician shall be determined solely by Benedek. If the two physicians so selected cannot agree, they shall appoint a third physician whose decision shall be conclusive.

        2. STOCK CERTIFICATES. All stock certificates representing shares of Option Stock hereafter acquired by Yager shall be subject to this Agreement and shall be marked prominently with the following legend:

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        "The shares of stock  evidenced by this  certificate or any  certificate issued in exchange or transfer therefor are, and will be subject to, and may not be transferred except in accordance with, an agreement dated as of June 6, 1996, by and among the Company and its stockholders, which agreement provides, among other things, for certain restrictions on the transfer, encumbrance and disposition of the shares of stock of the Company, a copy of which agreement is on file and may be obtained at the principal office of the Company. The shares of stock evidenced by this certificate have not been registered under the Securities Act of 1933 and may not be sold or otherwise transferred in the absence of an effective registration statement under such Act relating thereto or an exemption from such registration."

               3. RESTRICTIONS ON SALES OR TRANSFERS OF SHARES OF OPTION STOCK. Yager may not sell, assign, transfer, hypothecate, mortgage, pledge, encumber or otherwise dispose of any shares of Option Stock at any time owned by him, except has follows:

               3.1. If Yager shall receive a bona fide offer (the "Bona Fide Offer"), in writing, from a third party in respect of the sale of all of the shares of Option Stock then owned by Yager (such Option Stock being hereinafter referred to as the "Offered Stock"), which offer Yager desires to accept, the following provisions shall be applicable:

                     3.1.1. Yager shall first offer to sell all of the Offered Stock to the Company upon the same terms as are contained in the Bona Fide Offer. The offer shall be in writing and accompanied by a true copy of the Bona Fide Offer.

                     3.1.2. The Company shall have the right, but not the obligation, to accept such offer by written notice of acceptance to Yager within 30 days after receipt of such offer. In the event that the Company does not accept the offer, then Yager shall be free to accept the Bona Fide Offer originally made by the third party with respect to all, but not less than all, of the Offered Stock and all of the restrictions imposed by this Agreement upon the Offered Stock shall forthwith terminate; provided, however, if all of the Offered Stock is not disposed of to the third party making such offer upon the terms set forth therein within a period of 60 days after the expiration of the offer made by Yager to the Company pursuant to Section above, then all of such Offered Stock shall again be subject to all of the restrictions set forth in this Agreement.

               3.1.3. Payment of the purchase price for any Offered Stock purchased by the Company in accordance with the provisions of this Paragraph 3.1 shall be made at a closing to be held at the offices of the attorneys for the Company on a date selected by the Company which shall be not later than 45 days after the acceptance by the Company of any offer made pursuant to Section 3.1 above. At the closing, (i) the Company shall pay the purchase price for the Offered Stock in full in cash or by bank cashier's check and (ii) Yager shall deliver all certificates representing the Offered Stock to the Company, free and clear of all liens, claims and encumbrances, duly endorsed in blank for transfer or with duly executed stock powers attached, with all necessary transfer tax stamps affixed thereto to the purchaser.

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               3.2.  Yager may,  and at the  request  of the  Company if Benedek shall have entered into a similar arrangement with respect to the shares of Stock owned by him Yager shall, pledge any and all shares of Option Stock from time to time owned by him as collateral security for the obligations of the Company to institutional lenders providing secured financing for the Company. In such event, Yager shall execute such pledge agreement and related documents as may be reasonably requested by such lenders.

        4.     TAKE-ALONG AND COME-ALONG RIGHTS.

               4.1. Prior to the sale by the Company of shares of Stock to the public in a public offering registered with the Securities and Exchange Commission pursuant to a registration statement on Forms S-1, S-2, S-3 or S-4 or any successor from thereto (a "Registration Statement"), whenever Benedek shall receive a bona fide offer from a third party to purchase shares of Stock beneficially owned by Benedek constituting more than 50% of the outstanding shares of Stock of the Company and which offer he wishes to accept, Benedek shall give written notice to Yager to such effect, enclosing a copy of such offer and specifying the number of shares of Stock to which such offer relates, the name of the person or persons to whom such sale is to be made and the dollar value of the consideration which has been offered in connection therewith.

               4.2. Upon receipt of such notice, Yager shall have the right, exercisable by written notice to Benedek within 15 days after the receipt of notice from Benedek, to require that Benedek arrange for the sale of a proportionate portion of Yager's holdings of shares of Stock to the prospective purchaser on the terms and conditions set out in the offer received by Benedek.

               4.3. Benedek shall have the right, exercisable at any time during the term of this Agreement, to require that Yager sell all of the shares of Stock then owned by him to any bona fide purchaser to whom Benedek intends to sell shares of Stock constituting at least 50% of the outstanding Stock of the Company, such sale by Yager to be on the same terms and conditions as the sale by Benedek. Benedek may exercise the right described herein by giving 15 days' written notice to Yager.

               5. PUT OPTION.  Subject to the rights of the  Company  under this
Section 5, the Company hereby grants to Yager the option, right and privilege (the "Right to Put"), exercisable by written notice during the period May 3, 2003 through May 2, 2004, to require the Company to purchase from Yager the then unexercised Options for a purchase price equal to the Formula Price (as hereinafter defined), provided (i) Yager is then employed by the Company or his employment by the Company was terminated prior thereto by reason of his death or disability while employed by the Company and (ii) the Stock of the Company is not then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

               5.1. The Company shall elect, by written notice to Yager within 90 days after receipt of notice from Yager of his exercise of the Right to Put, to (i) purchase the Stock Options for the Formula Price, (ii) lend to Yager the Purchase Price for the Option Stock plus the amount


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necessary  to pay any Federal and state income tax due upon and by reason of the exercise by Yager of the Options (in which event Yager shall be deemed to have exercised the Options), or (iii) extend the Expiration Date of the Options. If the Company does not make such election within such 90-day period, the Company shall be deemed to have elected to extend the Expiration Date of the Options for a period of five years.

               5.2. In the event that the Company elects to purchase the Options, payment of the Formula Price shall be made at a closing to be held at the offices of attorneys for the Company on a date selected by the Company within 30 days after the expiration of the 90-day period described in Section . At the closing, the purchase price for the Options shall be paid in full in cash or by bank cashier's check. At the closing, Yager shall execute and deliver an instrument satisfactory to the Company cancelling and terminating the Options.

                     5.2.1. The term "Formula Price" means the (i) Value of the Company multiplied by the Applicable Ratio, minus the (ii) Purchase Price multiplied by the number of shares of Option Stock which are the subject of the Options to be purchased by the Company.

                     5.2.2. For purposes of Section 5.2.1, the following terms shall have the meanings set forth below:

                          5.2.2.1.  The term  "Applicable  Ratio"  means (i) the
number of shares of Option Stock which are the subject of the Options to be purchased by the Company, divided by (ii) the sum of the number of outstanding shares of Stock and the number of shares of Stock that would be outstanding if all of the then unexercised Options were exercised and all of the Existing Options were exercised.

                          5.2.2.2.  The term  "Consolidated  Current  Assets" is
defined in the Warrant Agreements.

                          5.2.2.3.   The  term  "Consolidated   Liabilities"  is
defined in the Warrant Agreements.

                          5.2.2.4.  The term "Consolidated  Operating Profit" is
defined in the Warrant Agreements.

                          5.2.2.5.  The term  "Investments"  is  defined  in the
Warrant Agreements.

                          5.2.2.6.  The term  "Operating  Asset Value" means the
Consolidated Operating Profit of the Company for the four fiscal quarters most recently ended prior to the time of determination of such Operating Asset Value.

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                          5.2.2.7.  The term  "Value"  means  (i) the  Operating
Asset Value of the Company at such time, plus (ii) the aggregate amount of Consolidated Current Assets and Investments as of the last day of the then most recently ended fiscal quarter of the Company, minus (iii) the Consolidated Liabilities as of the end of such quarter.

               5.3. In the event that the Company elects to lend Yager the amount necessary to pay any Federal and state income taxes due upon the exercise of the Options, the Company shall lend such amount to Yager upon 30 days' written notice from Yager, such notice by Yager to be given after the exercise of the Options and no earlier than 45 days prior to the date such taxes are due and payable. The notice by Yager pursuant to this Section 5.3 shall be accompanied by a (i) promissory note in the form of Schedule 5.2.2. annexed hereto duly executed by Yager, in the principal amount of the loan to be made by the Company and providing for repayment of the principal amount thereof in quarterly installments over a period of three years with interest, payable quarterly, at fluctuating rate per annum equal to the prime rate as published from time to time in The Wall Street Journal, and (ii) a pledge agreement in form and substance satisfactory to the Company duly executed by Yager pursuant to which Yager shall grant the Company a security interest in the Option Stock as security for the amounts due under the promissory note.

               5.4. In the event that the Company elects to extend the Expiration Date of the Options, the Company shall include in its notice to Yager pursuant to Section 5.2 a new expiration date for the Options which new expiration date shall be at least five years after the Expiration Date. The provisions of this Section 5 shall apply during the last year of exerciseability of the Options as extended or as deemed to be extended by the Company and Yager may exercise the Right to Put during such year, in which the event the Company may make any election permitted under Section .

        6. REGISTRATION RIGHTS. Yager shall have the registration rights set forth in this Section with respect to shares of Stock of the Company acquired upon exercise of the Options.

               6.1. For purposes of this section "Restricted Stock" shall mean shares of Stock issued upon exercise of the Options that have not theretofore been registered under the Act, or theretofore remained unsold while registered under said Act.

               6.2. If at any time or times, the Company proposes to file one or more Registration Statements for the registration under the Act of shares of Stock owned by Benedek, whether or not underwritten, the Company shall give a Notice of Registration (as defined in Section 6.2.4 hereof) to Yager, and shall include in each Registration Statement referred to in such notice all Restricted Stock with respect to which Yager shall have delivered to the Company a Notice of Intent to Sell (as defined in Section 6.2.3 hereof) within 30 days after the Company has given its Notice of Registration. Such Notice of Registration shall be given not later than 45 days prior to the filing of any such Registration Statement. All expenses incurred by the Company and Yager in complying with all registration requirements, including without limitation filing fees, fees and disbursements of counsel for the Company and printing and other expenses (but excluding any underwriting discounts


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or commissions) in connection with each such registration  shall be borne by the
Company. The Company shall have no obligation to register the Restricted Stock under this Section 6, however, unless Yager agrees to join in underwriting arrangements which are, except as otherwise herein provided, on the same terms as other participants in the distribution, including, if the underwriters or their representative or representatives shall determine, reasonably and in good faith that the number of shares of Stock to be included on any such Registration Statement exceeds the number of shares which can be offered and sold on reasonable terms and price under prevailing market conditions, a reduction in the number of shares of Restricted Stock to be included in such Registration Statement to allow the orderly offering and sale under prevailing market conditions by the Company of all shares of Stock it is requesting to be registered, provided, however, that if shares of Stock held by persons other than Benedek and Yager are included in the shares covered by such Registration Statement, such reduction shall be proportionate to the reduction in the number of shares of Stock of the Company which such other persons are required to make by said underwriters.

                     6.2.1. The Company shall not be required to maintain the effectiveness of any Registration Statement filed in connection with the registration which is the subject of this Section 6 or to amend such Registration Statement or to supplement the prospectus relating thereto after the expiration of nine months from the effective date of such Registration Statement.

                     6.2.2. The Company need not include any Restricted Stock owned by Yager in any Registration Statement provided for under this Section 6 if, in the opinion of counsel for the Company, registration of such shares under the Act is not necessary to dispose of such shares in a public offering and distribution in the open market in compliance with the Act; provided in such case, the opinion of such counsel shall be in writing addressed to Yager and shall be rendered within 20 days after the Notice of Intent to Sell is received by the Company, and provided further that if the Company declines to register any Restricted Stock pursuant to this Section 6.2.2, the Company shall indemnify against any and all losses, damages, liabilities and expenses, including counsel fees and liability under the Act, that may incur as a result of any sale made in reliance upon the aforementioned opinion.

                     6.2.3. "Notice of Intent to Sell" shall mean a written notice signed by Yager (i) setting forth the number of shares of Restricted Stock, if any, which Yager desires to have registered for sale which number of shares may not exceed that proportion of the shares of Restricted Stock as equals the proportion of shares of Stock owned by Benedek to be included in the applicable Registration Statement, (ii) representing that Yager has a present intention to sell the same, and (iii) agreeing to execute all consents, Registration Statements and other documents reasonably required in order to permit the applicable Registration Statement to be made effective and to carry out the distribution.

                     6.2.4. "Notice of Registration" shall mean a written notice signed by an officer of the Company, setting forth the approximate date on which it intends to file a Registration Statement for the registration of Stock pursuant to the Act, and the approximate date on which it contemplates such Registration Statement will become effective.

                     9



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                     6.2.5. The obligation of the Company to register Restricted
Stock for Yager pursuant to Section hereof shall be subject to the receipt by the Company of an agreement from Yager, and the underwriter of any Restricted Stock to be registered for Yager, in form and substance satisfactory to the Company, indemnifying the Company against liability arising out of or based upon any untrue statement or alleged untrue statement of material fact in the Registration Statement, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, if (with respect to the agreement of Yager) such statement or omission was made by the Company in reliance upon and in conformity with written information furnished to the Company specifically for use in such Registration Statement by or on behalf of Yager, or (with respect to the agreement of any underwriter of any Restricted Stock to be registered for Yager) by or on behalf of the underwriter. In connection with the registration under the Act of the Restricted Stock owned by Yager, the Company hereby agrees to indemnify Yager and each underwriter thereof against liability arising out of or based upon an untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission of any material fact required to be stated therein or necessary in order to make the statements therein not misleading, other than any such statement included in, or omitted from, such Registration Statement by the Company in reliance upon and in conformity with written information unfurnished to the company, specified for use therein, by or on behalf of Yager (with respect to Yager), or by or on behalf of any
underwriter   of  the  securities   included   therein  (with  respect  to  such
underwriter).  The Company and Yager agree to join in an underwriting  agreement
having  usual  and  customary  terms,   including   customary   representations,
warranties  and  other  agreements   (other  than  agreements  with  respect  to
indemnification which shall be similar to those provided in this Section 6.2.5); provided that no such agreement shall require Yager to make any representation or warranty concerning the Company unless the same be based upon the actual knowledge of Yager. Reasonably promptly (but not more than 30 days) after receipt from a party claiming indemnification under this Section 6.2.5 of notice of commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.2.5, notify in writing the indemnifying party of the commencement thereof; and the omission to notify the indemnifying party will relieve it from any liability under this Section 6.2.5 as to the particular item for which indemnification is then being sought, but not from any other liability which it may have to any indemnified party. In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after receipt of actual notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 6.2.5 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that the indemnified party shall have the right to employ separate counsel to represent it in connection with any claim in respect of which indemnity may be sought hereunder if, in the reasonable judgment of counsel for the indemnified party, a conflict of interest exists making it advisable for him to be represented by separate counsel, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party. An indemnifying party shall not be


                                       10



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liable to any  indemnified  party on account of any  settlement  of any claim or action effected without the consent of such indemnifying party.

                     6.2.6. In the event the Company shall at any time fail to perform fully and completely its obligations under this Section 6, then Yager shall, in addition to all other rights or remedies hereunder, at all or in equity, have the right to petition any court with jurisdiction in the premises for an order compelling the Company specifically to perform said obligations, it being recognized that monetary damages are not adequate compensation for any such failure.

        7.     TERMINATION.

               7.1. This Agreement shall commence upon the date hereof and shall terminate upon the occurrence of any of the following events:

                     7.1.1. The written agreement of the Company, Yager and Benedek;

                     7.1.2. The sale of all or substantially all of the assets of the Company; or

                     7.1.3. The acquisition by the Company of all of the Option Stock or all of the Options from Yager in accordance with the terms of this Agreement or the sale of all of the Option Stock to a third party in accordance with this Agreement.

               7.2. No termination of this Agreement shall affect any provision hereof which by its terms is to be performed or observed after its termination, and each such provision hereof shall remain in full force and effect until such time as such provision has been performed in full or has terminated by its own terms.

        8. CONFIDENTIAL INFORMATION. Yager shall hold in a fiduciary capacity for the benefit of the Company all information, knowledge and data relating to or concerned with its operations, sales, business and affairs, and he shall not, at any time hereafter, use, disclose or divulge any such information, knowledge or data to any person, firm or corporation other than to the Company or its designees or except as may otherwise be required in connection with the business and affairs of the Company.

        9. NOTICES. All notices, including notices of offer, acceptance and rejection which any party hereto is required or desires to send to another party, shall be delivered in person, or mailed by prepaid certified or registered mail, or sent by express mail service for next day delivery or other responsible overnight delivery service to the party at its address set forth below or at such address as may be designated by notice in accordance with this
Section 9.

                      If to Yager:
                      6767 Woodcrest Parkway
                      Rockford, Illinois 61109


                                       11



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                      If to the Company or Benedek:

                      308 West State Street
                      Rockford, Illinois 61101

                      with copies to:

                      Shack & Siegel, P.C.
                      530 Fifth Avenue
                      16th Floor
                      New York, New York 10036

                      Attention:  Paul S. Goodman, Esq.

Any such notice shall be deemed to have been given and received on the day it is personally delivered or, if mailed, on the third day after it is mailed, or, if sent by express mail or overnight delivery service, on the next business day after the date of the delivery of the notice to such service.

        10. BENEFITS. This Agreement shall inure to the benefit of and shall be binding upon the respective heirs, personal representatives, successors and assigns of the parties hereto.

        11. INJUNCTIVE RELIEF. In the event of a breach or threatened breach by any party bound by this Agreement of any of such party's obligations hereunder, the parties hereto acknowledge that all other parties bound by this Agreement will have no adequate remedy at law and shall be entitled to such equitable and injunctive relief as may be available to restrain a violation or threatened violation of the provisions of this Agreement or to enforce the provisions hereof. Nothing herein shall be deemed to preclude any party from pursuing any other remedies, legal or equitable, available to such party for such breach or threatened breach, including the recovery of damages.

        12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties or any of them. There are no representations, warranties, agreements or understandings other than expressly contained herein. No termination, alteration, modification, variation or waiver of this agreement or any of the provisions hereof shall be effective unless in writing. Nothing contained in this Agreement shall be construed as an employment contract or an agreement by the Company to employ Yager for any period of time.

        13. SEVERABILITY. Should any clause, paragraph or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, paragraphs or parts of this agreement which can be effected without such illegal clause, paragraph or part shall nevertheless remain in full force and effect. If, in the opinion of any court, any clause, paragraph or part of this Agreement is unreasonable or unenforceable, such court shall have the right, power and authority to excise or modify such provisions, or portions thereof, of this Agreement as to the court shall not be reasonable


                                       12



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

or enforceable and to enforce the remainder of such clause, paragraph or part as so excised or modified.

        14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed entirely therein and each party hereto, by their execution of this Agreement, hereby consents to the personal jurisdiction of the courts of the State of New York and the Federal courts located within such State in connection with any dispute arising under or related to this Agreement and further agrees that service of process in any such action may be made by certified mail to the address set forth herein.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      s/  K. James Yager
                                      ------------------------------------------
                                                   K. JAMES YAGER

                                      s/ A. Richard Benedek
                                      ------------------------------------------
                                                   A. RICHARD BENDEK

                                      BENEDEK COMMUNICATIONS CORPORATION


                                      By:    s/ A. Richard Benedek
                                      ------------------------------------------


                                       13

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